UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 23, 2025
(Date of earliest event reported)

Columbia Banking System, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street
Tacoma, Washington 98402-4200
(address of Principal Executive Offices)(Zip Code)

(253) 305-1900

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☒ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, No Par Value	COLB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2025, Columbia Banking System, Inc. issued a press release announcing first quarter 2025 financial results. The release is attached hereto as Exhibit 99.1. The information included in the press release is considered to be "furnished" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Columbia Banking System, Inc. will include final financial statements and additional analyses for the quarter ended March 31, 2025 as part of its quarterly report on Form 10-Q covering that period.

Item 7.01	Regulation FD Disclosure.

Columbia Banking System, Inc. is filing an investor slide presentation that it intends to review in conjunction with its earnings release conference call on April 23, 2025. The slides are included as Exhibit 99.2 to this report and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	EXHIBITS
99.1 Press Release announcing first quarter 2025 financial results dated April 23, 2025
99.2 First Quarter 2025 Investor Presentation
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Banking System, Inc. (Registrant)

Dated: April 23, 2025	By: /s/ Ronald L. Farnsworth Ronald L. Farnsworth Executive Vice President/Chief Financial Officer